UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

_________________________

Date of Report (Date of earliest event reported):  November 13, 2006

First National Community Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	333-24121	23-2900790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 E. Drinker Street, Dunmore, PA	18512
(Address of principal executive offices)	(Zip Code)

(570) 346-7667

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ITEM 8.01	Other Events.

A Press Release dated November 13, 2006 regarding the consummation of the purchase and assumption of certain assets and liabilities associated with the Honesdale, Pennsylvania branch of Harleysville National Bank, a subsidiary of Harleysville National Corporation.

ITEM 9.01. Financial Statements and Exhibits

(d)	On November 13, 2006, the Registrant issued the attached press release.

Exhibits

99	Press Release dated November 13, 2006 regarding Registrant’s completion of the purchase of a branch in Honesdale, Pennsylvania.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST NATIONAL COMMUNITY BANCORP, INC.
(Registrant)

Dated: November 13, 2006	/s/William S. Lance
William S. Lance
Treasurer and Principal Financial Officer